UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
February 15, 2005

Wellman, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-10033 (Commission File Number)	04-1671740 (IRS Employer Identification No.)

595 Shrewsbury Avenue
Shrewsbury, NJ	07702
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (732) 212-3300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
EX-99.1 Press release dated February 15, 2005

Item 2.02. –Results of Operations and Financial Condition.

     On February 15, 2005, Wellman, Inc. announced via press release its (1) Fourth Quarter 2004 Results, (2) Historical Adjusted EBITDA and Post Financing Adjusted EBITDA, and (3) Information on Cost Reduction Programs. A copy of the Company’s press release and supplemental information are attached hereto as Exhibit 99.1. This Form 8-K is provided pursuant to Items 2.02 and 9.01 of Form 8-K and are furnished to, but not filed with, the Securities and Exchange Commission.

Item 9.01. Financial Statements and Exhibits.

     (a) Not applicable.

     (b) Not applicable.

     (c) Exhibit

     99.1 Press Release dated February 15, 2005

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Wellman, Inc.

February 16, 2005	/s/ Mark J. Ruday

Mark J. Ruday
Vice President, Chief Accounting Officer and
Controller

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release dated February 15, 2005.

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